UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

MUFG Americas Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-15081	94-1234979
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas

New York, NY 10020

(Address of principal executive offices) (Zip Code)

Tel. (212) 782-5911

Registrant’s telephone number, including area code

UnionBanCal Corporation

400 California Street

San Francisco, CA 94104-1302

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of July 1, 2014, the Certificate of Incorporation of the Registrant was amended to change its name to MUFG Americas Holdings Corporation from UnionBanCal Corporation.

Also effective as of July 1, 2014, the Bylaws of the Registrant were amended to change its name to MUFG Americas Holdings Corporation from UnionBanCal Corporation and to amend certain provisions regarding stockholder proposals, notice of special stockholder meetings, nominations of directors and designated officers.

The Certificate of Incorporation and the Bylaws were amended and restated as set forth in Exhibits 3.1 and 3.2 hereto and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
3.1	Second Amended and Restated Certificate of Incorporation of the Registrant
3.2	Amended and Restated Bylaws of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 1, 2014

MUFG AMERICAS HOLDINGS CORPORATION

By:	/s/ Michael F. Coyne
Michael F. Coyne
General Counsel
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description
3.1	Second Amended and Restated Certificate of Incorporation of the Registrant
3.2	Amended and Restated Bylaws of the Registrant